Exhibit 10.1

141 N. 2nd Street Philadelphia, Pennsylvania 19106 Phone: 215-922-2636 Fax: 888-803-4886

FACTORING AGREEMENT
Dated the 17th day of April, 2017, by and between Complete Business Solutions Group, Inc. ("CBSG" and/or "PURCHASER") and the
"SELLER/MERCHANT" listed below (as "Seller/Merchant" or "the Merchant").
Business Legal Name: ACTIVECARE, INC
D/B/A: VOLU-SOL, REAL TIME HEALTH, GWIRE CORPORATION, ORBIT MEDICAL RESPONSE, RAPID MEDICAL RESPONSE, GREENWIRE
Type of entity (check one) ____ Corporation ____LLC ___ Limited Partnership __ Limited Liability Partnership ____ Sole Proprietor
Physical Address: 1365 WEST BUSINESS PARK DRIVE CITY/STATE: OREM, UT ZIP: 84058
Mailing Address: 1365 WEST BUSINESS PARK DRIVE CITY/STATE: OREM, UT ZIP: 84058
Fed ID#: 87-0578125
PURCHASE AND SALE OF FUTURE RECEIPTS WITH SELLER RECOURSE
Seller/Merchant hereby sells, assigns and transfers to CBSG (making CBSG the absolute owner) in consideration of the funds provided ("Purchase Price") specified below, all of Seller/Merchant's future receipts, accounts, contract rights and other obligations arising from or relating to the payment of monies from Seller/Merchant's customers' and/or other third party payers (collectively the "Receipts" defined as all payments made by cash, check, credit or debit card, electronic transfer or other form of monetary payment in the ordinary course of the merchant's business) until such time as the "Receipts Purchased Amount (RPA)" has been delivered by Seller/Merchant to CBSG.
THIS IS A FACTORING AGREEMENT WITH RECOURSE.
The Purchased Amount shall be paid to CBSG by Seller/Merchant's irrevocably authorizing only one depositing account acceptable to CBSG (the "Account") to remit the Daily Specified Amount from the Seller/Merchant's receipts until such time as CBSG receives payment in full of the Receipts Purchased Amount. In consideration of servicing the account, the Seller/Merchant hereby authorizes CBSG to ACH debit the "Specified Daily Amount" from the merchant's bank account, as an approximation of the base payment due under the Specified Percentage. It is the Seller/Merchant's responsibility to provide bank statements for any and all bank accounts by the Merchant to reconcile the daily payments made against the Daily Specified Amount. Failure to provide all of their bank statements in a timely manner or missing a month shall forfeit all rights to future reconciliations. CBSG may, upon Seller/Merchant's request, adjust the amount of any payment due under this Agreement at CBSG's sole discretion and as it deems appropriate in servicing this Agreement. Seller/Merchant warrants that it will ensure that funds adequate to cover the amount to be debited by CBSG remains in the account. Seller/Merchant will be held responsible for any fees incurred by CBSG resulting from a rejected ACH attempt or an event of default. (See Appendix A). CBSG is not responsible for any overdrafts or rejected transactions in the Seller/Merchants account which may result from CBSG's scheduled ACH debit under the terms of this agreement. Notwithstanding anything to the contrary in this Agreement or any other agreement between CBSG and Seller/Merchant, upon the violation of any provision contained in Sections I and II of the FACTORING AGREEMENT, shall be deemed a breach of the representations and warranties contained herein. A list of all fees applicable under this FACTORING AGREEMENT is contained in Appendix A.
Payoff Existing: $12,000.00 Payoff Existing: $204,000.00 Payoff Existing: $172,000.54 Payoff Existing: $406,000.00 Purchase Price New: $1,000,000.00 Total
Advance Amount: $1,794,000.54 Specified Percentage: 10% Daily Specified Amount: $12,999.99 for 193 days Receipts Purchased Amount: $2,511,600.76
*If paid in 10 installments receipts purchased amount: $1,883,700.57  *If paid in 15 installments receipts purchased amount: $1,928,550,58  *If paid in 22 installments receipts purchased amount: $2,152,800.65  *If paid in 23-44 installments receipts purchased amount: $2,242,500.68
*If paid in 45-66 installments receipts purchased amount: $2,332,200.70
THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH ON PAGES 2 THROUGH 12 HEREOF ARE HERBY
 INCORPORATED HEREIN AND MADE A PART OF THIS FACTORING AGREEMENT.
OWNER By: Jeffrey Scott Peterson /s/ Jeffrey Scott Peterson
(Seller/Merchant Signature)
FOR THE SELLER/MERCHANT By: Jeffrey Scott Peterson /s/ Jeffrey Scott Peterson
(Owner Signature)

COMPLETE BUSINESS SOLUTIONS GROUP, INC.
By /s/
Company Officer

To the extent set forth herein, each of the parties is obligated upon his, her or its execution of the Agreement to all terms of the Agreement, including the Additional Terms set forth below. Each of above-signed Merchant and Owner(s) represents that he or she is authorized to sign this Agreement for Merchant, legally binding said Merchant to honor the terms of this obligation and that the information provided herein and in all of CBSG documents, forms and recorded interviews is true, accurate and complete in all respects. If any such information is false or misleading, Merchant shall be deemed in material breach of all agreements and the representations and warranties contained herein between Merchant and CBSG and CBSG shall be entitled to all remedies available under law. Merchant and each of the above-signed Owners authorizes CBSG, its agents and representatives and any credit-reporting agency engaged by CBSG, to (i) investigate any references given or any other statements or data obtained from or about Merchant or any of its Owners for the purpose of this Agreement, and (ii) pull credit report at any time now or for so long as Merchant and/Owner(s) continue to have any obligation owed to CBSG.

ANY MISREPRESENTATION MADE BY SELLER/MERCHANT OR OWNER IN CONNECTION WITH THIS AGREEMENT MAY CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FRAUD OR INTENTIONAL MISREPRESENTATION

141 N. 2nd Street Philadelphia, Pennsylvania 19106 Phone: 215-922-2636Fax: 888-803-4886

FACTORING AGREEMENT TERMS AND CONDITIONS

I. GENERAL TERMS OF AGREEMENT (MUTUAL REPRESENTATIONS AND WARRANTIES)
1.1 Electronic Fund Transfer. Upon request from PURCHASER ("hereinafter CBSG or Purchaser") Seller/Merchant ("hereinafter Merchant") shall execute such forms or agreements acceptable to PURCHASER, with Bank acceptable to PURCHASER, to obtain electronic fund transfer services. Merchant shall provide PURCHASER, and/or its authorized agent with all the information, authorization and passwords necessary for verifying Merchant's receivable, receipts and deposits into the account Merchant shall authorize PURCHASER and/or it's agent to deduct the amounts owed to PURCHASER for the Receipts as specified herein from settlement amounts which would otherwise be due to Merchant from electronic check transactions and to pay such amounts to PURCHASER by permitting PURCHASER to withdraw the SPECIFIED DAILY AMOUNT by ACH debiting of the account. The authorization shall be irrevocable without the written consent of PURCHASER.
1.2 Deposit Agreement. Seller/Merchant shall execute an agreement (the "Deposit Agreement") acceptable to PURCHASER, with a Bank acceptable to PURCHASER, to obtain electronic fund transfer services. Merchant shall provide PURCHASER and/or its authorized agent with all of the information, authorizations and passwords necessary for verifying Merchant's receivables, receipts and deposits into the account. Merchant shall authorize PURCHASER and/or it's agent to deduct the amounts owed to PURCHASER for the Receipts as specified herein from settlement amounts which would otherwise be due to Merchant from electronic check transactions and to pay such amounts to PURCHASER by permitting PURCHASER to withdraw the specified percentages by ACH debiting of the account. The authorization shall be irrevocable without the written consent of PURCHASER
1.3 Term of Agreement. This Agreement shall have a term as set forth above. Upon the expiration of the term, this Agreement shall automatically renew for successive similar terms, provided, however, that during the renewal term(s) Merchant may terminate this Agreement upon ninety days' prior written notice (effective upon receipt) to PURCHASER. The termination of this Agreement shall not affect Merchant's responsibility to satisfy all outstanding obligations to PURCHASER at the time of termination. 1.4 Future Purchases. PURCHASER reserves the right to rescind the offer to make any purchase payments hereunder, in its sole discretion.
1.5 Financial Condition. Merchant and Guarantor(s) authorize PURCHASER and its agents to investigate their financial responsibility and history, and will provide to PURCHASER any bank or financial statements, tax returns, etc., as PURCHASER deems necessary prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable for release of financial information. PURCHASER is authorized to update such information and financial profiles from time to time as it deems appropriate.
1.6 Transactional History. Merchant authorizes their bank to provide PURCHASER with Merchant's banking or processing history to determine qualification or continuation in this program.
1.7 Indemnification. Merchant and Guarantor(s) jointly and severally indemnify and hold harmless Processor, its officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney's fees) incurred by Processor resulting from (a) claims asserted by PURCHASER for monies owed to PURCHASER from Merchant and (b) actions taken by Processor in reliance upon information or instructions provided by PURCHASER.
1.8 No Liability. In no event will CBSG be liable for any claims asserted by Merchant under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by Merchant and Guarantor(s).
1.9 Reliance on Terms. Section 1.1, 1.7, 1.8 and 2.5 of this Agreement are agreed to for the benefit of Merchant, PURCHASER and Processor, and notwithstanding the fact that Processor is not a party of this Agreement, Processor may rely upon their terms and raise them as a defense in any action.
1.10 Sale of Receipts. Merchant and CBSG agree that the Purchase Price under this Agreement is in exchange for the Purchased Amount and that such Purchase Price is not intended to be, nor shall it be construed as a loan from PURCHASER to Merchant. Merchant agrees that the Purchase Price is in exchange for Future Receipts pursuant to this Agreement equals the fair market value of such Receipts. PURCHASER has purchased and shall own all the Receipts described in this Agreement up to the full Purchased Amount as the Receipts are created. Payments made to PURCHASER with respect to the full amount of the Receipts shall be conditioned upon Merchant's sale of products and services and the payment therefore by Merchant's customers in the manner provided in Section 1.1. IN NO EVENT SHALL THE AGGREGATE OF THE AMOUNTS RECEIVED BE DEEMED AS INTEREST HEREUNDER. In the event that a court determines that PURCHASER has charged or received interest hereunder, and that said amount is in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and PURCHASER shall promptly refund to Merchant any interest received by PURCHASER in excess of the maximum lawful rate, it being intended that Merchant not pay or contract to pay, and that PURCHASER not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant under applicable law. MERCHANT ACKNOWLEDGES THAT PENNSYLVANIA LAW APPLIES TO THE WITHIN AGREEMENT.
1.11 Monthly Assessment of Merchant Cash Flow Merchant hereby authorizes PURCHASER to initiate one or more ACH debits at the specified "Daily Retrieval Rate" from the Account as an approximation of the base payment due under the Specified Percentage. It is the Merchant's responsibility to provide financial information (e.g. bank statements, credit card processing statements, general ledger) regarding its gross receivables, to reconcile the daily payments made against the Specified Percentage, permitting PURCHASER to debit or credit the difference to Merchant on a monthly basis so that the Daily Retrieval Rate equals the Specified Percentage.
1.12 Power of Attorney Merchant irrevocably appoints PURCHASER as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to PURCHASER from Processor, or in the case of a violation by Merchant of Section 1.12 or the occurrence of an Event of Default under Section 4 hereof, from Merchant, under this Agreement, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Merchant's name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to PURCHASER; and (v) to file any claims or take any action or institute any proceeding which PURCHASER may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Purchased Amount.
1.13 Protections Against Default. Merchant represents and warrants that it will not violate Conditions (a) through (e) below and in the event of default thereunder the following Protections 1 through 8 may be invoked by PURCHASER, immediately and without notice to Merchant in the event: (a) Merchant takes any action to discourage the use of electronic check processing that are settled through Processor, or permits any event to occur that could have an adverse effect on the use, acceptance, or authorization of checks for the purchase of Merchant's services and products including but not limited to direct deposit of any checks into a bank account without scanning into the PURCHASER electronic check processor; (b) Merchant changes its arrangements with Processor in any way that is adverse to PURCHASER; (c) Merchant changes the electronic check processor through which the Receipts are settled from Processor to another electronic check processor, or permits any event to occur that could cause diversion of any of Merchant's check transactions to another processor; (d) Merchant interrupts the operation of this business (other than adverse weather, natural disasters or acts of God) transfers, moves, sells, disposes, transfers or otherwise conveys its business or assets without (i) the express prior written consent of PURCHASER, and (ii) the written agreement of any purchaser or transferee to the assumption of all of Merchant's obligations under this Agreement pursuant to documentation satisfactory to PURCHASER; or (e) Merchant takes any action, fails to take any action, or offers any incentive—economic or otherwise—the result of which will be to induce any customer or customers to pay for Merchant's services with any means other than checks that are settled through Processor. These protections are in addition to any other remedies available to PURCHASER at law, in equity or otherwise pursuant to this Agreement. Protection 1. The full uncollected Purchase Amount plus all fees due under this Agreement and the attached Security Agreement become due and payable in full immediately.
Protection 2. Upon breach of ANY MATERIAL PROVISION OR BREACH OF REPRESENT-ATIONS AND WARRANTIES in this Agreement, PURCHASER may enter that confession of judgment (judgment) with the Clerk of the Court and execute thereon.
Protection 3. Purchaser may enforce its security interest in the Collateral identified in Article III hereof.
Protection 4. The entire Unpaid Purchase Amount shall become immediately refundable to PURCHASER from Merchant.
Protection 5. Purchaser may proceed to protect and enforce its rights and remedies by lawsuit. In any such lawsuit, in which Purchaser shall recover judgment against Merchant, Merchant shall be liable for the full costs of PURCHASER'S legal action, including all reasonable attorneys' fees and court costs.
Protection 6. Merchant shall, upon execution of this Agreement, deliver to PURCHASER an executed assignment of lease of Merchant's premises in favor of CBSG. Upon breach of any provision in this paragraph 1.13, PURCHASER may exercise its rights under such assignment of lease.

Protection 7. PURCHASER may debit Merchant's depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Merchant's bank account. Protection 8. In the event Merchant changes or permits the change of the Processor approved by CBSG, or adds an additional Processor, in violation of Section 1.11 above, CBSG shall have the right, without waiving any of its rights and remedies and without notice to Merchant, to notify the new or additional Processor of the sale of the Receipts hereunder and to direct such new or additional Processor to make payment directly to CBSG of all or any portion of the amount received by such Processor.
1.14 Protection of Information. Merchant and each person signing this Agreement on behalf of Merchant and/or as Owner, in respect of himself or herself personally, authorizes PURCHASER to disclose information concerning Merchant's and each Owner's credit standing (including credit bureau reports that PURCHASER obtains) and business conduct only to agents, affiliates, subsidiaries, and credit reporting bureaus. Merchant and each Owner hereby waives to the maximum extent permitted by law any claim for damages against PURCHASER or any of its affiliates relating to any (i) investigation undertaken by or on behalf of PURCHASER as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.
1.15 Confidentiality. Merchant understands and agrees that the terms and conditions of the products and services offered by PURCHASER, including this Agreement and any other PURCHASER documentations(collectively, "Confidential Information") are proprietary and confidential information of PURCHASER. Accordingly, unless disclosure is required by law or court order, Merchant shall not disclose Confidential Information of PURCHASER to any person other than an attorney, accountant, financial advisor or employee of Merchant who needs to know such information for the purpose of advising Merchant ("Advisor"), provided such Advisor uses such information solely for the purpose of advising Merchant and first agrees in writing to be bound by the terms of this Section 1.13.
1.16 D/B/A's. Merchant hereby acknowledges and agrees that PURCHASER may be using "doing business as" or "d/b/a" names in connection with various matters relating to the transaction between PURCHASER and Merchant, including the filing of UCC-1 financing statements and other notices or filings.
II. MERCHANT REPRESENTATIONS, WARRANTIES AND COVENANTS Merchant represents, warrants and covenants that as of this date and during the term of this Agreement:
2.1 Financial Condition and Financial Information. Bank and financial statements, and future statements furnished to PURCHASER, fairly represent the financial condition of Merchant at such dates. Merchant has a continuing, affirmative obligation to advise PURCHASER of any material or adverse change in its financial condition, operation or ownership. PURCHASER may request statements at any time during the performance of this Agreement and the Merchant shall provide them to PURCHASER within 5 business days. Merchant's failure to do so is a material breach of this Agreement.
2.2 Governmental Approvals. Merchant is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.
2.3 Authorization. Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.
2.4 Insurance. Merchant will maintain business-interruption insurance naming CBSG as loss payee and additional insured in amounts and against risks as are satisfactory to PURCHASER and shall provide PURCHASER proof of such insurance upon request.
2.5 Electronic Check Processing Agreement. Merchant will not change its processor, add terminals, change its financial institution or bank account(s) or take any other action that could have any adverse effect upon Merchant's obligations under this Agreement, without PURCHASER'S prior written consent. Any such change shall be a material breach of this Agreement.
2.6 Change of Name or Location. Merchant will not conduct Merchant's businesses under any name other than as disclosed to the Processor and PURCHASER or change any of its places of business.
2.7 Daily Batch Out. Merchant will batch out receipts with the Processor on a daily basis.
2.8 Estoppel Certificate. Merchant will at any time, and from time to time, upon at least one (1) day's prior notice from PURCHASER to Merchant, execute, acknowledge and deliver to PURCHASER and/or to any other person, person firm or corporation specified by PURCHASER, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been repaid.
2.9 No Bankruptcy. As of the date of this Agreement, Merchant does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Merchant. Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it. In the event that the Merchant files for bankruptcy protection or is placed under an involuntary filing Protections 2 and 3 are immediately invoked. 2.10 Working Capital Funding. Merchant shall not enter into any arrangement, agreement or commitment that relates to or involves the Receipts, whether in the form of a purchase of, a loan against, collateral against or the sale or purchase of credits against, Receipts or future check sales with any party other than PURCHASER.
2.11 Unencumbered Receipts. Merchant has good, complete and marketable title to all Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of PURCHASER.
2.12 Business Purpose. Merchant is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Merchant is entering into this Agreement FOR BUSINESS PURPOSES ONLY and not as a consumer for personal, family or household purposes.
2.13 Default under Other Contracts. Merchant's execution of and/or performance under this Agreement will not cause or create an event of default by Merchant under any contract with another person or entity.
2.14 3rd Party Negotiators with Regard to This Agreement and the Obligations Herein. Merchant hereby agrees not to retain any 3rd party negotiators, consolidators, or credit relief agencies with regard to its obligations under the terms of this Agreement. Merchant will maintain and allow direct communication with PURCHASER at all times during the course of this Agreement and shall not engage any 3rd party to negotiate its obligations as stated in this Agreement. Should Merchant violate this subsection 2.14, Merchant will be liable for the additional fee as specific in the attached Appendix A.
III. EVENTS OF BREACH OF REPRESENTATIONS, WARRANTIES, AND COVENANTS AND REMEDIES
3.1 Events of Breach of Representations, Warranties and Covenants. The occurrence of any of the following events shall constitute an "Event of a Breach of Representations, Warranties, and Covenants" hereunder: (a) Merchant shall violate any term or covenant in this Agreement; (b) Any representation or warranty by Merchant in this Agreement shall prove to have been incorrect, false or misleading in any material respect when made; (c) Merchant shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Merchant seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts; (d) the sending of notice of termination by Guarantor; (e) Merchant shall transport, move, interrupt, suspend, dissolve or terminate its business; (f) Merchant shall transfer or sell all or substantially all of its assets; (h) Merchant shall make or send notice of any intended bulk sale or transfer by Merchant; (i) Merchant shall use multiple depository accounts without the prior written consent of PURCHASER; (j) Merchant shall change its depositing account without the prior written consent of PURCHASER; (k) Merchant shall perform any act that reduces the value of any Collateral granted under this Agreement; (l) Merchant shall engage a third party to renegotiate the terms of this Agreement on Merchant's behalf; (m) Merchant shall engage a third party in an attempt to cease direct communication and/or contact with PURCHASER; or (n) Merchant shall default under any of the terms, covenants and conditions of any other agreement with PURCHASER.
3.2 Remedies. In case any Event of a Breach of Representations, Warranties and Covenants, Default occurs and is not waived pursuant to Section 4.4 hereof, PURCHASER may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Merchant's obligations hereunder (including the Personal Guarantee) or any other legal or equitable right or remedy. IN THE EVENT OF VIOLATION OF THE REPRESENTATIONS AND WARRANTIES BY MERCHANT, PURCHASER may also file a Complaint in Confession of Judgment pursuant to the Warrant of Attorney contained herein. All rights, powers and remedies of PURCHASER in connection with this Agreement may be exercised at any time by PURCHASER after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.3 WARRANT OF ATTORNEY TO CONFESS  JUDGMENT. UPON THE OCCURRENCE OF A VIOLATION OF THE REPRESENTATIONS AND WARRANTIES MADE HERETOFORE BY MERCHANT, MERCHANT AND GUARANTOR IRREVOCABLY AUTHORIZE AND EMPOWER ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MERCHANT AND GUARANTOR FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE UNDER THIS MERCHANT AGREEMENT OR ANY ACCOMPANYING DOCUMENTS, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT, FOR LIEN PRIORITY PURPOSES, EQUAL TO TEN PERCENT (10%) OF THE AMOUNT OF SUCH JUDGMENT, BUT NOT LESS THAN ONE THOUSAND DOLLARS ($1,000.00), ADDED FOR ATTORNEYS' COLLECTION FEES, WITH THE ACTUAL AMOUNT OF ATTORNEY'S FEES AND COSTS TO BE DETERMINED IN ACCORDANCE WITH THE SECTION OF THIS MERCHANT AGREEMENT "ATTORNEY'S FEES AND COLLECTION COSTS." TO THE EXTENT PERMITTED BY LAW, MERCHANT AND GUARANTOR: (1) WAIVE THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTIONTHIS VOLUNTARY CONDEMNATION AND AGREES THAT ANY REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; (2) WAIVE AND RELEASE ALL RELIEF FROM ALL APPRAISEMENT, STAY, EXEMPTION OR APPEAL LAWS OF ANY STATE NOW IN FORCE OR HEREINAFTER ENACTED; AND (3) RELEASE ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS MERCHANT AGREEMENT, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF PURCHASER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL MERCHANT AGREEMENT AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MERCHANT AND GUARANTOR SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN AS PURCHASER SHALL FIND IT NECESSARY AND DESIRABLE AND THIS BUSINESS CASH ADVANCE AND SECURITY AGREEMENT SHALL BE A SUFFICIENT WARRANT THEREFOR. PURCHASER MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNTS OWING HEREUNDER, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME AMOUNTS. IN THE EVENT ANY JUDGMENT CONFESSED AGAINST THE MERCHANT OR GUARANTOR HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON MERCHANT'S OR GUARANTOR'S BEHALF FOR ANY REASON, PURCHASER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST MERCHANT OR GUARANTOR FOR ANY PART OR ALL OF THE AMOUNTS OWED HEREUNDER, AS PROVIDED FOR HEREIN, IF DOING SO WILL CURE ANY ERRORS AND DEFECTS IN SUCH PRIOR PROCEEDINGS. 3.31 NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FACTORING AGREEMENT, THE GUARANTY, THE CONFESSION OF JUDGMENT, THE SECURITY AGREEMENT, OR ANY OTHER DOCUMENTS EXECUTED BY GUARANTOR IN CONNECTION WITH THE ADVANCE OF FUNDS TO SELLER, ALL PARTIES ACKNOWLEDGE THAT RECOURSE TO THE GUARANTOR AND THE GUARANTOR'S ASSETS IS PERMITTED ONLY FOR BREACHES OF THE REPRESENTATIONS AND WARRANTIES MADE BY THE SELLER IN THE FACTORING AGREEMENT.
3.4 Costs. Merchant shall pay to PURCHASER all reasonable costs associated with (a) a breach by Merchant of the Covenants in this Agreement and the enforcement thereof, and (b) the enforcement of PURCHASER'S remedies set forth in Section 4.2 above, including but not limited to court costs and attorneys' fees.
3.5 Required Notifications. Merchant is required to give PURCHASER written notice within 24 hours of any filing under Title 11 of the United States Code. Merchant is required to give PURCHASER seven days' written notice prior to the closing of any sale of all or substantially all of the Merchant's assets or stock. IV. MISCELLANEOUS
4.1 Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by PURCHASER.
4.2 Assignment. PURCHASER may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part.
4.3 Notices. All notices, requests, consent, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement and shall become effective only upon receipt.
4.4 Waiver Remedies. No failure on the part of PURCHASER to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.
4.5 Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Merchant, PURCHASER and their respective successors and assigns, except that Merchant shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of PURCHASER which consent may be withheld in PURCHASER'S sole discretion. PURCHASER reserves the rights to assign this Agreement with or without prior written notice to Merchant. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if PURCHASER so elects, be instituted in any court sitting in Pennsylvania, (the "Acceptable Forums"). Merchant agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant waives any right to oppose any motion or application made by PURCHASER to transfer such proceeding to an Acceptable Forum.
4.6 Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.
4.7 Severability in case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.
4.8 Entire Agreement. Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and Security Agreement hereto embody the entire agreement between Merchant and PURCHASER and supersede all prior agreements and understandings relating to the subject matter hereof.
4.9 JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.
4.10 CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENT-ATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROV-ISION IN THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PART-ICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENT-ATIVE ACTION.
4.11 Counterparts & Facsimile/Email Signatures. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original, all of which together shall be deemed one and the same instrument. Further, facsimile and email signatures shall be deemed to be originals for all purposes.

141 N. 2nd Street Philadelphia, Pennsylvania 19106 Phone: 215-922-2636 Fax: 888-803-4886

Merchant's Legal Name: ACTIVECARE, INC
D/B/A: VOLU-SOL, REAL TIME HEALTH, GWIRE CORPORATION, ORBIT MEDICAL RESPONSE, RAPID MEDICAL RESPONSE, GREENWIRE:
Guarantor's Legal Name: Jeffrey Scott Peterson
 SS # (Guarantor):
Physical Address: 1365 WEST BUSINESS PARK DRIVE CITY/STATE: OREM, UT ZIP: 84058
FED ID # (Merchant): 87-0578125
SECURITY AGREEMENT
Security Interest. To secure SELLER/MERCHANTS'S performance obligations to PURCHASER under the "Factoring Agreement", SELLER/MERCHANT hereby grants to PURCHASER a security interest in (a) all accounts, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined in Article 9 of the Uniform Commercial Code (the "UCC"), now or hereafter owned or acquired by SELLER/MERCHANT; and (b) all proceeds, as that term is defined in Article 9 of the UCC (a and b collectively, the "Collateral").
Cross-Collateral. To secure Guarantor's payment and performance obligations to PURCHASER under this Security Agreement and Guaranty (the "Agreement"), Guarantor hereby grants PURCHASER a security interest in __ (the "Additional Collateral"). Guarantor understands that PURCHASER will have a security interest in the aforesaid Additional Collateral upon execution of this Agreement.
SELLER/MERCHANT and Guarantor each acknowledge and agree that any security interest granted to PURCHASER under any other agreement between SELLER/MERCHANT or Guarantor and PURCHASER (the "Cross-Collateral") will secure the obligations hereunder and under the FACTORING Agreement.
SELLER/MERCHANT and Guarantor each agrees to execute any documents or take any action in connection with this Agreement as PURCHASER deems necessary to perfect or maintain PURCHASER'S first priority security interest in the Collateral, the Additional Collateral and the Cross-Collateral, including the execution of any account control agreements. SELLER/MERCHANT and Guarantor each hereby authorizes PURCHASER to file any financing statements deemed necessary by PURCHASER to perfect or maintain PURCHASER's security interest, which financing statement may contain notification that SELLER/MERCHANT and Guarantor have granted a negative pledge to PURCHASER with respect to the Collateral, the Additional Collateral and the Cross-Collateral, and that any subsequent lien or may be tortuously interfering with PURCHASER's rights. SELLER/MERCHANT and Guarantor shall be liable for and PURCHASER may charge and collect all costs and expenses, including but not limited to attorney's fees, which may be incurred by PURCHASER in protecting, preserving and enforcing PURCHASER'S security interest and rights.
Negative Pledge. SELLER/MERCHANT and Guarantor each agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral, the Additional Collateral or the Cross-Collateral, as applicable.
Consent to Enter Premises and Assign Lease. PURCHASER shall have the right to cure SELLER/MERCHANT default in the payment of rent on the following terms. In the event SELLER/MERCHANT is served with papers in an action against SELLER/MERCHANT for nonpayment of rent or for summary eviction, PURCHASER may execute its rights and remedies under the Assignment of Lease. SELLER/MERCHANT also agrees that PURCHASER may enter into an agreement with SELLER/MERCHANT landlord giving PURCHASER the right: (a) to enter SELLER/MERCHANT'S premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and (b) to assign SELLER/MERCHANT'S lease to another qualified SELLER/MERCHANT capable of operating a business comparable to SELLER/MERCHANT at such premises.
Remedies. Upon any Event of Default, PURCHASER may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing, whether by acceleration or otherwise.
SELLER/MERCHANT
/s/Jeffrey Scott Peterson
BY: Jeffrey Scott Peterson

141 N. 2nd Street Philadelphia, Pennsylvania 19106 Phone: 215-922-2636 Fax: 888-803-4886

GUARANTY
Personal Guaranty of Performance. The undersigned Guarantor(s) hereby guarantees to PURCHASER, SELLER/MERCHANT'S performance of all of the representations, and warranties made by SELLER/MERCHANT in this Agreement and the Factoring Agreement, as each agreement may be renewed, amended, extended or otherwise modified (the "Guaranteed Obligations"). Guarantor's obligations are due at the time of any breach by Merchant of any representation or warranty, or covenant made by Merchant in this Agreement and the Merchant Agreement.
Guarantor Waivers. In the event that SELLER/MERCHANT violates its representations and warranties under the FACTORING AGREEMENT, PURCHASER may enforce its rights under this Agreement without first seeking to obtain payment from Merchant, any other guarantor, or any Collateral, Additional Collateral or Cross-Collateral PURCHASER may hold pursuant to this Agreement or any other guaranty.
PURCHASER does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under this Agreement if it is not notified of: (i) SELLER/MERCHANT'S violation of the representations and warranties of the FACTORING AGREEMENT or any renewal, extension or other modification of the FACTORING AGREEMENT. In addition, PURCHASER may take any of the following actions without releasing Guarantor from any of its obligations under this Agreement : (i) renew, extend or otherwise modify the FACTORING AGREEMENT or SELLER/MERCHANT'S other obligations to PURCHASER; (ii) release SELLER/MERCHANT from its obligations to PURCHASER; (iii) sell, release, impair, waive or otherwise execute upon any collateral securing the Guaranteed Obligations ; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until all obligations are fulfilled under the FACTORING AGREEMENT and SELLER/MERCHANT'S other obligations to PURCHASER under the FACTORING AGREEMENT and this Agreement are paid in full, Guarantor shall not seek reimbursement from Merchant or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against SELLER/MERCHANT, any other guarantor, or any collateral provided by SELLER/MERCHANT or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that PURCHASER must return any amount paid by SELLER/MERCHANT or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Agreement shall include that amount. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FACTORING AGREEMENT, THE GUARANTY, THE CONFESSION OF JUDGMENT, THE SECURITY AGREEMENT, OR ANY OTHER DOCUMENTS EXECUTED BY GUARANTOR IN CONNECTION WITH THE ADVANCE OF FUNDS TO SELLER, ALL PARTIES ACKNOWLEDGE THAT RECOURSE TO THE GUARANTOR AND THE GUARANTOR'S ASSETS IS PERMITTED ONLY FOR BREACHES OF THE REPRESENTATIONS AND WARRANTIES MADE BY THE SELLER IN THE FACTORING AGREEMENT.
GUARANTOR ACKNOWLEDGEMENT. Guarantor acknowledges that: (i) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.

JOINT AND SEVERAL LIABILITY. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.
MERCHANT
/s/Jeffrey Scott Peterson
EIN# 87-0578125 Driver's License Number: 154642376
OWNER/GUARANTOR _________
BY: Jeffrey Scott Peterson (Signature)
SS# Driver's License Number:
THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "MERCHANT AGREEMENT", INCLUDING THE "TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY.
CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE MERCHANT AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

141 N. 2nd Street Philadelphia, Pennsylvania 19106 Phone: 215-922-2636Fax: 888-803-4886

DISCLOSURE FOR CONFESSION OF JUDGMENT
AFFIANT: Jeffrey Scott Peterson
OBLIGEE: Complete Business Solutions Group, Inc. d/b/a Par Funding
The undersigned has executed, and/or is executing, on even date herewith, one or more of the following instruments under which the undersigned is obligated to repay monies to Obligee:
1. Factoring Agreement dated April 17, 2017; and
A.
THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENTS CONTAIN PROVISIONS UNDER WHICH OBLIGEE MAY ENTER JUDGMENT BY CONFESSION AGAINST THE UNDERSIGNED. BEING FULLY AWARE OF THE UNDERSIGNED'S RIGHTS TO PRIOR NOTICE AND A HEARING ON THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST THE UNDERSIGNED BY OBLIGEE THEREUNDER BEFORE JUDGMENT IS ENTERED, THE UNDERSIGNED HEREBY FREELY, KNOWINGLY, AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO OBLIGEE'S ENTERING JUDGMENT AGAINST THE UNDERSIGNED BY CONFESSION PURSUANT TO THE TERMS THEREOF.

B.
THE UNDERSIGNED ALSO ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENTS CONTAIN PROVISIONS UNDER WHICH OBLIGEE MAY, AFTER ENTRY OF JUDGMENT AND WITHOUT EITHER NOTICE OR A HEARING, FORECLOSE UPON, ATTACH, LEVY, OR OTHERWISE SEIZE PROPERTY OR PROCEED AGAINST THE INTERESTS OF THE UNDERSIGNED IN PROPERTY (REAL OR PERSONAL) IN FULL OR PARTIAL PAYMENT OR SATISFACTION OF THE JUDGMENT OR JUDGMENTS. BEING FULLY AWARE OF THE UNDERSIGNED'S RIGHTS AFTER JUDGMENT IS ENTERED (INCLUDING THE RIGHT TO MOVE TO OPEN OR STRIKE THE JUDGMENT OR JUDGMENTS), THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO OBLIGEE'S TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW WITHOUT PRIOR NOTICE TO THE UNDERSIGNED.

C.
NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FACTORING AGREEMENT, THE GUARANTY, THE CONFESSION OF JUDGMENT, THE SECURITY AGREEMENT, OR ANY OTHER DOCUMENTS EXECUTED BY GUARANTOR IN CONNECTION WITH THE ADVANCE OF FUNDS TO SELLER, ALL PARTIES ACKNOWLEDGE THAT RECOURSE TO THE GUARANTOR AND THE GUARANTOR'S ASSETS IS PERMITTED ONLY FOR BREACHES OF THE REPRESENTATIONS AND WARRANTIES MADE BY THE SELLER IN THE FACTORING AGREEMENT.

D.	The undersigned hereby certifies that the financial accommodations being provided by the Obligee are for a business purpose, and not for personal, family or household use.
E.	The statements made in this Disclosure for Confession of Judgment are made subject to the penalties of 18 Pa.C.S.A. § 4904 relating to unsworn falsification to authorities.
EIN# 87-0578125 Driver's License Number: 154642376
OWNER/GUARANTOR
BY: Jeffrey Scott Peterson (Signature)/s/Jeffrey Scott Peterson
SS#Driver's License Number:
MERCHANT By: Jeffrey Scott Peterson /s/Jeffrey Scott Peterson

141 N. 2nd Street Philadelphia, Pennsylvania 19106 Phone: 215-922-2636 Fax: 888-803-4886

AUTHORIZATION AGREEMENT FOR DIRECT DEPOSIT (ACH CREDIT) AND DIRECT PAYMENTS (ACH DEBITS)
This Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits) is part of (and incorporated by reference into) the FACTORING AGREEMENT. You should keep this important legal document for your records.
DISBURSEMENT OF BUSINESS CASH ADVANCE PROCEEDS: By signing below, Seller/Merchant authorizes PURCHASER to disburse the Cash Advance Proceeds less the amount of any applicable fees upon approval by initiating an ACH credit to the checking account indicated below (or a substitute checking account Seller/Merchant later identifies and is acceptable to PURCHASER) (hereinafter referred to as the "Designated Checking Account") in the disbursal amount set forth in the accompanying documents. This authorization is to remain in full force and effect until PURCHASER has received written notification from Seller/Merchant of its termination in such time and in such manner as to afford PURCHASER and Merchant's depository bank a reasonable opportunity to act on it.
AUTOMATIC PAYMENT PLAN: Enrollment in PURCHASER's Automatic Payment Plan is required for approval. By signing below, Seller/Merchant agrees to enroll in the Automatic Payment Plan and authorizes PURCHASER to collect payments required under the terms of Seller/Merchant Agreement by initiating ACH debit entries to the Designated Checking Account in the amounts and on the dates provided in the payment schedule set forth in the accompanying Seller/Merchant Agreement. Seller/Merchant authorizes PURCHASER to increase the amount of any scheduled ACH debit entry or assess multiple ACH debits for the amount of any previously scheduled payment(s) that was not paid as provided in the payment schedule and any unpaid Fees. This authorization is to remain in full force and effect until PURCHASER has received written notification from Seller/Merchant of its termination in such time and in such manner as to afford PURCHASER and Seller/Merchant's depository bank a reasonable opportunity to act on it. PURCHASER may suspend or terminate Seller/Merchant's enrollment in the Automatic Payment Plan immediately if Seller/Merchant fails to keep Seller/Merchant's designated checking account in good standing or if there are insufficient funds in Merchant's checking account to process any payment.
If Seller/Merchant revokes the authorization or PURCHASER suspends or terminates Seller/Merchant's enrollment in the Automatic Payment Plan, Seller/Merchant still will be responsible for making timely payments pursuant to the alternative payment methods described in the Seller/Merchant Agreement.
BUSINESS PURPOSE ACCOUNT: By signing below, Seller/Merchant attests that the Designated Checking Account was established for business purposes and not primarily for personal, family or household purposes.
ACCOUNT CHANGES: Seller/Merchant agrees to notify PURCHASER promptly if there are any changes to the account and routing numbers of the Designated Checking Account
MISCELLANEOUS: PURCHASER is not responsible for any fees charged by Seller/Merchant's bank as the result of credits or debits initiated under this agreement. The origination of ACH transactions to Merchant's account must comply with the provisions of U.S. law.

Signature: /s/Jeffrey Scott Peterson                            Date:
Bank Name:
City: State: Zip:
Routing Number:
Account Number:
Business Name on Account:
Address on Account:
Seller/Merchant Phone #:Tax ID Number:
Email:
Signature:

Title:

141 N. 2nd Street Philadelphia, Pennsylvania 19106 Phone: 215-922-2636Fax: 888-803-4886

BANK ACCOUNT DISCLOSURE AFFIDAVIT
For the purpose of obtaining the Business Cash Advance evidence by the Merchant Agreement of this same date herewith (the "Business Cash Advance") from Complete Business Solutions Group, Inc., the undersigned Seller/Merchant hereby makes the following statement under penalty of law:
PLEASE SIGN OPTION ONE OR TWO
OPTION 1 – DISCLOSURE AND AUTHORIZATION FOR ADDITIONAL ACCOUNTS:
The Seller/Merchant hereby declares that in addition to the designated for ACH debit, the Seller/Merchant also has the following additional account(s) which he authorizes us to use in the event we are unable to debit from the designated account:
Bank Name
Name on Account
Account Number
Routing Number
Fed ID number associated with this account
Name associated with this account
Phone number of person whose name is associated with this account
Bank Name
Name on Account
Account Number
Routing Number
Fed ID number associated with this account
Name associated with this account
Phone number of person whose name is associated with this account
Bank Name
Name on Account
Account Number
Routing Number
Fed ID number associated with this account
Name associated with this account
Phone number of person whose name is associated with this account
Bank Name
Name on Account
Account Number
Routing Number
Fed ID number associated with this account
Name associated with this account
Phone number of person whose name is associated with this account
**attach additional pages if necessary**
Seller/Merchant Signature  Dated
Seller/Merchant Signature  Dated
OPTION 2 - By signing below, the merchant swears, under penalty of law, that he has no accounts in any lending institution in addition to the one provided for ACH debit
Seller/Merchant Signature /s/Jeffrey Scott Peterson                                            Dated
Seller/Merchant Signature  Dated

141 N. 2nd Street Philadelphia, Pennsylvania 19106 Phone: 215-922-2636Fax: 888-803-4886

AUTHORIZATION TO RESUME ACH DEBITING FORM
NAME OF SELLER/MERCHANT:  ActiveCare, Inc
INFORMATION (To be filled out by the customer)
I authorize Company (as shown above) to resume electronically debiting my bank account as detailed below, including a non-sufficient fund fee if applicable, until the debt to the company is paid in full.
Full Name on Account: ActiveCare, Inc.
Account #: Routing #:

x

 124000054
Account Type (select one): Checking x Savings
Account Class (select one): Consumer Account Business Account
Payment amount: $12,999.99       Number of Payments: 193
Date of next payment: Frequency of payments:
I understand that I may cancel this authorization by contacting the company at least five (5) business days prior to the payment due date. I further understand that canceling my ACH authorizations does not relieve me of the responsibility of paying my account in full, and that if I cancel or revoke this authorization before the debt is paid in full, the Company may take additional actions including legal actions to secure the debt.
Customer signature: /s/ Jeffrey Scott Peterson Date:  4/17/17
Customer Printed Name: ActiveCare, Inc.- Jeffrey Peterson
Customer contact Telephone #:     877-219-6050

141 N. 2nd Street Philadelphia, Pennsylvania 19106 Phone: 215-922-2636Fax: 888-803-4886

Dear Client,
Thank you for accepting this offer from Complete Business Solutions Group D/b/a Par Funding. We look forward to being your factoring partner for as long as you need.
Daily ACH Program:
Complete Business Solutions Group will require viewing access to your bank account prior to funding as part of our underwriting process, as well as during the time you have a balance with our company.
Please be assured that we carefully safeguard your confidential information and only essential top level personnel will have access to it.
Please fill out the form below with the information necessary to access your account.
**Be sure to indicate capital or lower case letters.
NAME OF BANK;
BANK PORTAL WEBSITE:
USERNAME:
PASSWORD:
SECURITY QUESTION/ANSWER 1:
SECURITY QUESTION/ANSWER 2:
SECURITY QUESTION/ANSWER 3:
ANY OTHER INFORMATION NECESSARY TO ACCESS YOUR ACCOUNTS:

141 N. 2nd Street Philadelphia, Pennsylvania 19106 Phone: 215-922-2636 Fax: 888-803-4886

APPENDIX A: THE FEE STRUCTURE
1.	Origination Fee: $995.00 to cover underwriting and related expenses
2.	ACH Program Fee - $399.00 – The ACH program is labor intensive and is not an automated process, requiring us to charge this fee to cover related costs;
3.	NSF Fee - $75.00 (each) - Up to FOUR TIMES ONLY before a default is declared;
4.	Rejected ACH - $100.00 – If a merchant directs the bank to reject our debit ACH;
5.	Bank Change Fee - $50.00 – If a merchant requires a change of account to be debited requiring us to adjust our system;
6.
Blocked Account - $250.00 – If a merchant blocks CBSG's ACH debit of the Account, bounces more than 4 debits of the Account or simultaneously uses multiple bank accounts or credit-card processors to process its receipts;

7.	Default Fee - $500.00 default fee – If a merchant changes bank accounts or switches to another credit card processor without CBSG's consent, or commits another default pursuant to the Agreement;
8.
3rd Party Intermediary Fee – $4,000.00 deposit toward reasonable related expenses incurred by PURCHASER. If PURCHASER receives a communication from a 3rd party debt relief/renegotiator entity or individual which has been retained by Merchant and which contacts PURCHASER on Merchant's behalf seeking to redirect communication (related to the obligations contained in this Agreement) to itself/themselves and away from Merchant. This fee shall be used to covers Purchaser's reasonable expenses in retaining counsel or other parties to handle this additional administration required by this retention of the intermediary by PURCHASER. Any portion of the fee that is not used by PURCHASER for this purpose shall be returned to Merchant at the conclusion of this Factoring Agreement or related legal action.

9.
Collections Expense – In the event of default, Seller / Merchant shall be responsible for all reasonable costs of collections, including, but not limited to, counsel fees, filing fees and any other fees which may be incurred.

10.
Miscellaneous Service Fees – Merchant shall pay certain fees for services related to the origination and maintenance of accounts. Each Merchant shall receive their funding electronically to their designated bank account and will be charged $30.00 for a Fed Wire. The current charge for the underwriting, UCC, ACH Program and origination of each Merchant will be paid from the funded amount. Merchant will be charged $100.00 for every additional change of their operating bank account once they are active with CBSG. Additional copies of prior monthly statements will incur a fee of $10.00 each.

11.	Risk Assessment Fee - $249.00
12.	UCC Fee – $195.00